        In connection with discussions with certain holders (the "Committee") of the Registrant's 14 1/4% First Mortgage Notes due 2002 relating to the financial restructuring of the Registrant (the "Restructuring"), the Registrant provided certain non-public and proprietary information regarding the respective businesses, operations, assets and liabilities of the Registrant (the "Evaluation Material"). The Registrant provided such Evaluation Material as the Registrant believed to be relevant to the Restructuring, however the Registrant did not make any representation or warranty, express or implied, as to the accuracy or completeness of any of the Information. The following information was part of the Evaluation Material.

        The Evaluation Material was based on the Registrant's best estimate of the results it expects given the Registrant's forecasted assumptions as of November 6, 1996, the date of its preparation. The Registrant has not updated or otherwise revised the Evaluation Material since its preparation and does not intend to update or otherwise revise the Evaluation Material to reflect events or circumstances existing or arising after the date of its preparation or to reflect the occurrence of unanticipated events, except as required by applicable law. The Evaluation Material necessarily is based upon a number of estimates and assumptions that, while presented with numerical specificity and considered reasonable by the Registrant, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Registrant, and upon assumptions with respect to future business decisions which are subject to change. The Evaluation Material assumes, among other things, that an additional $75.0 million in equity can be obtained on terms acceptable to the Registrant, that Phase II of the Registrant's project will be completed on schedule and within budget, that the Registrant's revised marketing plan will be successful and that the Registrant will attract a substantial number of visitors to visit its casino. Accordingly, there can be no assurances that the forecasted results will be achieved. The Evaluation Material and actual results will vary, and those variations may be material.

        The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain Evaluation Material in this Form 8-K contains statements that are forward-looking, such as statements relating to plan for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Registrant. These risks and uncertainties include, but are not limited to, those relating to development and construction activities, dependence on existing management, leverage and debt service (including sensitivity to fluctuations in the interest rates), domestic or global economic conditions, changes in federal or state tax laws or the administration of such laws and changes in gaming laws or regulations (including the legalization of gaming in certain jurisdictions). For more information, review the Registrant's filings with the Securities and Exchange Commission, including the Registrant's annual report on Form 10-K and certain registration statements of the Registrant.

IMPACT OF $75.0 MILLION EQUITY CAPITAL INFUSION ON OPERATIONS



                                                    LOW         MID       HIGH
                                                 --------    ---------  ----------
OPERATING DATA
--------------
    Hotel Rooms....................                2,285        2,285       2,285
    Hotel Occupancy................                 90.0%        90.0%       93.0%
    Hotel ADR......................              $ 55.00      $ 55.00     $ 60.00
    Number of Slots................                2,025        2,025       2,025
    Number of Tables...............                   70           70          70
    Win/Slot/Day...................                   92          111         120
    Win/Table/Day..................                  759          917         983
    Wkly Twr Elev. & Ride Patrons..               70,000       70,000      70,000
    Ride Patron (% of Tow Elev)....                 40.0%        40.0%       40.0%

REVENUES
--------

    Casino.........................              $  88.7      $ 107.1     $ 114.9
    Hotel..........................                 41.4         41.4        46.7
    Food and Beverage..............                 45.2         45.2        52.9
    Tower..........................                 23.3         23.3        23.3
    Retail.........................                  8.5          8.5         8.5
    Other..........................                  8.1          8.1         8.1
                                                 -------      -------     -------
  Total Revenues...................              $ 215.2      $ 233.7     $ 254.5


COST AND EXPENSES
-----------------

    Cost of Sales..................              $  22.9      $  22.9     $  26.2
    Payroll and Related............                 52.3         58.2        63.4
    Other Operating Expenses.......                 23.8         27.4        29.9
    S,G&A..........................                 74.8         74.8        74.8
                                                 -------      -------     -------
  Total Costs and Expenses.........              $ 173.8      $ 183.4     $ 194.3
  As a Percent of Revenues.........                 80.8%        78.5%       76.4%
----------------------------------------         ---------------------------------
  EBITDA...........................              $  41.4      $  50.3     $  60.2
    Margin.........................                 19.2%        21.5%       23.6%
----------------------------------------         ----------------------------------

RESULTS SINCE NEW MARKETING PROGRAM
($ in thousands)

                                                                                   Estimated
                                             October            November            December
                                             -------            --------            --------
                                             4 Weeks             4 Weeks             5 Weeks

REVENUES:
  Casino                                   $  7,591              $6,243              $7,487
  Hotel                                       2,349               3,059               2,253
  Tower                                       1,359               1,395               1,713
  Food and Beverage                           3,415               3,154               3,205
  Entertainment                                 485                 492                 373
  Retail                                        580                 490                 564
  Other                                         703                 595                 451
Total Revenues                             --------            --------           ---------
                                           $ 16,482            $ 15,428           $  16,046
                                           ========            ========           =========

EBITDA                                     $  2,704 (1)        $  2,477 (2)             N/A (3)
  Margin                                        16.4%              16.1%                n/a

OPERATING DATA:
  Slot Machines                                2,066               2,032              2,019
  Tables                                          61                  63                 63
  Win/Slot/Day                             $      98           $      77           $     75
  Win/Table/Day                            $   1,159           $   1,055           $    986
  Hotel Occupancy                                 97%                 89%                83%
  Hotel ADR                                $   64.00           $   82.00           $  49.00
  Twr Elev. & Ride                           292,000             289,000            340,000


-----------------------------------
(1) Excludes $500,000 of accrued restructuring costs and $250,000 of non-recurring income

(2) Excludes $169,000 of accrued restructuring costs, $222,000 of expense adjustments, and $149,000 of non-recurring income

(3)  Not Currently Available